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Exhibit 99.1

[SS&C PRESS RELEASE LOGO]

FOR IMMEDIATE RELEASE
Contact:
Patrick Pedonti, Chief Financial Officer (860) 298-4738
Lese Amato, Investor Relations (860) 298-4653
E-mail: InvestorRelations@sscinc.com

      SS&C TECHNOLOGIES Q1 NET INCOME RISES 62% ON 22% INCREASE IN REVENUE

WINDSOR, CT - April 19, 2004 -- SS&C Technologies, Inc. (Nasdaq: SSNC) today announced results for the quarter ended March 31, 2004. Q1 revenues were $19.2 million, an increase of 22% from the $15.7 million for Q1 2003. Net income and operating earnings for Q1 were $3.8 million, and $6.0 million respectively, increases of 62% and 69% from the $2.3 million and $3.6 million for the first quarter of last year. Diluted earnings per share for Q1 were $0.19, 58% higher than the $0.12 diluted earnings per share for the same period in 2003.

Bill Stone, SS&C's President and CEO, said, "We are pleased with our first quarter performance. Revenue picked up nicely in the first quarter and was the highest quarterly revenue in 4 years. The 62% increase in net income over last year's Q1 primarily reflects the increased revenues and continued focus on expenses."

Stone continued, "This quarter we saw a 22% increase in our license revenues and a 23% increase in our recurring revenues over Q1 2003. Our recurring revenues include both maintenance and outsourcing revenues, and the growth of our outsourcing revenue, which increased 69% over Q1 2003 and 44% over Q4 2003, is particularly encouraging."

BALANCE SHEET AND CASH FLOW
"Our balance sheet and cash flow remain strong," said Stone. "We generated $8.8 million in net cash from operations this quarter. Total cash, cash equivalents and investments in marketable securities at quarter end were $56.6 million."

GUIDANCE
"We currently expect Q2 2004 revenues to be in the range of $22.5 to $23.5 million and net income to be between $0.19 and $0.20 per diluted share," stated Stone. "For 2004, our expectation is for revenue to be $90 to $95 million and diluted earnings per share to be between $0.76 and $0.80."

ACQUISITION ACTIVITY
SS&C completed two acquisitions in the first quarter, purchasing substantially all of the assets of Investment Advisory Network, LLC in January, and NeoVision Hypersystems, Inc. in February. Further, the Company entered into an agreement for the acquisition of OMR Systems and OMR Systems International on March 15, 2004 and closed on
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these acquisitions on April 12, 2004 paying $19.7 million in cash. "These acquisitions will strengthen our outsourcing and international business, and we expect that it will add between $4.5 and $5.5 million in revenue per quarter, and be accretive for the year," said Stone. "Our acquisition strategy continues to be to expand our market reach and strengthen our existing product offerings. While the ongoing challenge is to find the right opportunities, in the past few months we were successful in acquiring several companies that complement our business and add to our recurring revenue model."

EARNINGS CALL
SS&C's Q1 2004 earnings call will take place at 5:00 p.m. Eastern Time today, April 19, 2004. Interested parties may dial 706-643-7858 (US, Canada and International) and request the "SS&C First Quarter Earnings Call", conference ID #6640531. A replay will be available after 8:00 pm on April 19, until midnight on April 30, 2004. To access, dial 706-645-9291 and enter the access code 6640531. A replay of the call will also be available after April 20, 2004 on our website at www.ssctech.com/about/earnings.asp.

This press release contains forward-looking statements relating to, among other things, the Company's expected revenues and earnings per share for the second quarter and full year of 2004, the expected benefits of the Company's recent acquisitions, and the expected revenues of acquisitions. Such statements reflect management's best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, the Company's ability to finalize large client contracts, fluctuations in customer demand for the Company's products and services, intensity of competition from application vendors, delays in product development, the Company's ability to control expenses, general economic and industry conditions, terrorist activities, the Company's ability to integrate acquired businesses, the effect of the acquisitions on customer demand for the Company's products and services, and those risks described in the Company's filings with the Securities and Exchange Commission, including without limitation, the Company's Registration Statement on Form S-3 (File No. 333-113178), which was last amended on April 9, 2004. The Company cautions investors that it may not update any or all of the foregoing forward-looking statements.
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                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                            (UNAUDITED)
                                                        THREE MONTHS ENDED
                                                    ---------------------------
                                                    MARCH 31,          MARCH 31,
                                                      2004               2003
                                                    --------           --------
Revenues:
     Software licenses                              $  4,140           $  3,382
     Maintenance                                       7,982              7,618
     Professional services                             1,850              1,657
     Outsourcing                                       5,217              3,081
                                                    --------           --------
         Total revenues                               19,189             15,738
                                                    --------           --------
Cost of revenues:
     Software licenses                                   445                519
     Maintenance                                       1,648              1,488
     Professional services                             1,279              1,154
     Outsourcing                                       2,742              1,982
                                                    --------           --------
         Total cost of revenues                        6,114              5,143
                                                    --------           --------
Gross profit                                          13,075             10,595
                                                    --------           --------
Operating expenses:
     Selling and marketing                             2,220              2,105
     Research and development                          2,956              3,003
     General and administrative                        1,869              1,922
                                                    --------           --------
         Total operating expenses                      7,045              7,030
                                                    --------           --------
Operating income                                       6,030              3,565

Interest income, net                                     183                249
Other income (expense), net                              (32)                 5
                                                    --------           --------
Income before income taxes                             6,181              3,819
Provision for income taxes                             2,411              1,490
                                                    --------           --------
Net income                                          $  3,770           $  2,329
                                                    ========           ========
Basic earnings per share                            $   0.20           $   0.12
                                                    ========           ========
Basic weighted average number of common
  shares outstanding                                  18,687             18,924
                                                    ========           ========
Diluted earnings per share                          $   0.19           $   0.12
                                                    ========           ========
Diluted weighted average number of common
  and common equivalent shares outstanding            20,132             19,853
                                                    ========           ========

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                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                 (UNAUDITED)
                                                                  MARCH 31,         DECEMBER 31,
                                                                     2004              2003
                                                                   --------          --------
ASSETS
Current assets:
         Cash and cash equivalents                                 $ 30,974          $ 15,261
         Investments in marketable securities                        25,639            37,120
         Accounts receivable, net                                     8,814             8,571
         Prepaid expenses and other current assets                    1,301             1,434
         Deferred income taxes                                          570               620
                                                                   --------          --------
              Total current assets                                   67,298            63,006
                                                                   --------          --------
Property and equipment, net                                           4,511             4,764

Deferred income taxes                                                 6,338             6,417
Intangible and other assets, net                                     12,723             8,398
                                                                   --------          --------
              Total assets                                         $ 90,870          $ 82,585
                                                                   ========          ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
         Current portion of long-term debt                         $     50          $     --
         Accounts payable                                               645               916
         Income taxes payable                                         1,152                91
         Accrued employee compensation and benefits                   1,584             3,484
         Other accrued expenses                                       2,785             2,039
         Deferred maintenance and other revenue                      18,721            14,467
                                                                   --------          --------
              Total current liabilities                              24,937            20,997
                                                                   --------          --------
         Total stockholders' equity before treasury stock           119,353           115,008
         Less:  cost of common stock in treasury                     53,420            53,420
                                                                   --------          --------
              Total stockholders' equity                             65,933            61,588
                                                                   --------          --------
              Total liabilities and stockholders' equity           $ 90,870          $ 82,585
                                                                   ========          ========

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                    SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                    (UNAUDITED)
                                                                                 THREE MONTHS ENDED
                                                                            ---------------------------
                                                                            MARCH 31,          MARCH 31,
                                                                              2004               2003
                                                                            --------           --------
Cash flow from operating activities:
     Net income                                                             $  3,770           $  2,329
                                                                            --------           --------
Adjustments to reconcile net income to net cash provided
     by operating activities:
    Depreciation and amortization                                                908                935
    Net realized losses (gains) on equity investments                             26                 (2)
    Deferred income taxes                                                        128                108
    Income tax benefit related to exercise of stock options                    1,116                 --
    Provision for doubtful accounts                                              137                348
    Changes in operating assets and liabilities, excluding effects from acquisitions:
          Accounts receivable                                                   (289)            (1,683)
          Prepaid expenses and other assets                                      130                265
          Accounts payable                                                      (273)              (283)
          Accrued expenses                                                    (1,992)            (2,280)
          Taxes payable                                                        1,065              1,265
          Deferred maintenance and other revenues                              4,087              7,251
                                                                            --------           --------
               Total adjustments                                               5,043              5,924
                                                                            --------           --------
     Net cash provided by operating activities                                 8,813              8,253
                                                                            --------           --------

Cash flow from investing activities:
     Additions to property and equipment                                        (177)              (105)
     Cash paid for business acquisitions, net of cash acquired                (3,855)                --
     Purchases of marketable securities                                      (11,300)            (8,952)
     Sales of marketable securities                                           22,834              5,421
                                                                            --------           --------
     Net cash provided by (used in) investing activities                       7,502             (3,636)
                                                                            --------           --------

Cash flow from financing activities:
     Repayment of acquired debt                                                  (14)                --
     Exercise of options                                                         817                385
     Purchase of common stock for treasury                                        --             (1,879)
     Common stock dividends                                                   (1,333)                --
                                                                            --------           --------
     Net cash used in financing activities                                      (530)            (1,494)
                                                                            --------           --------

Effect of exchange rate changes on cash                                          (72)               102
                                                                            --------           --------

Net increase in cash and cash equivalents                                     15,713              3,225
Cash and cash equivalents, beginning of period                                15,261             18,336
                                                                            --------           --------
Cash and cash equivalents, end of period                                    $ 30,974           $ 21,561
                                                                            ========           ========